Summary Prospectus
September 28, 2024

NEOS S&P 500® High Income ETF (SPYI)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.neosfunds.com. You can also get this information at no cost by calling 833-833-1311. The current prospectus and statement of additional information, dated September 28, 2024, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.neosfunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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NEOS S&P 500® High Income ETF

Summary Information — NEOS S&P 500® High Income ETF

Investment Objective

The NEOS S&P 500® High Income ETF (the “Fund”) seeks to generate high monthly income in a tax efficient manner with the potential for equity appreciation in rising markets.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, sell, and hold shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.68%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$69
3	$218
5	$379
10	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the fiscal year ended May 31, 2024, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of stocks that make up the S&P 500® Index (the “S&P 500®” or the “Reference Index”) and a call options strategy, which consists of a mix of written (sold) call options and long (bought) call options on the S&P 500® Index (“SPX call options”). Under certain circumstances, the call options strategy may include transactions with covered call options. The Fund seeks to generate high income from the premiums earned from the SPX call options as well as the dividends received from the Fund’s equity holdings. The SPX call options seeks to generate a net-credit, meaning that the premium received from the sale of the call options will be greater than the cost of buying the long, out-of-the-money SPX call options. The SPX options strategy is intended to generate high monthly income in a tax efficient manner, with the potential for upside participation when the underlying equity index appreciates. The Fund

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NEOS S&P 500® High Income ETF

seeks tax efficient returns by utilizing index options that receive favorable tax treatment under Internal Revenue Code rules because they qualify as “Section 1256 Contracts.” Under these rules, each section 1256 contract held by the Fund at year end is treated as if it were sold at fair market value on the last business day of the tax year. If the Section 1256 contracts produce capital gain or loss, gains or losses on the Section 1256 contracts open at the end of the year, or terminated during the year, are treated as 60% long term and 40% short term, regardless of how long the contracts were held. In addition, the Fund may seek to take advantage of tax loss harvesting opportunities by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options. Opportunistically, the Fund may seek to take advantage of tax loss harvesting opportunities on the SPX call options and/or equity positions.

The S&P 500® is a market capitalization weighted index comprised of the securities of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index concentrates in an industry or group of industries.

The Fund, while not an index fund, will generally use a “replication” strategy to invest in the S&P 500®, meaning the Fund will generally invest in all of the component securities of the S&P 500® in the same approximate proportions as in the S&P 500®. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the S&P 500® whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the S&P 500® as a whole, when NEOS Investment Management, LLC, the Fund’s investment adviser (the “Adviser”), believes it is in the best interests of the Fund (e.g., when replicating the S&P 500® involves practical difficulties or substantial costs, a S&P 500® constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the S&P 500®).

The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses due to the movement of the S&P 500® Index.

The Fund’s options strategy typically consists of at least two components: (i) written (sold) call options on the S&P 500® on up to 100% of the value of the equity securities held by the Fund to generate premium from such options, and (ii) using a portion of the premium received to buy out-of-the-money call options on the same Reference Index to provide the potential for upside equity participation when the underlying index appreciates.

The Fund expects the total value of the written call options and the total value of the purchase call options to each be up to 100% of the Fund’s net assets. The Fund will use a portion of the premium received from writing call options to purchase out-of-the-money call options. Call options written by the Fund will typically have a strike price that is close to the current price of the reference asset, and call options purchased by the Fund will typically have a strike price that is higher than the current price of the Reference Index asset.

The Fund focuses primarily on SPX call options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities).

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

The Fund is considered to be diversified. Additionally, the Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities, or derivative instruments linked to securities, of companies that are included in the Fund’s Reference Index. For purposes of the 80% policy, the value of such derivative instruments shall be determined on a daily mark-to-market basis.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

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NEOS S&P 500® High Income ETF

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on Cboe BZX Exchange, Inc. (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. The Fund may invest in up to 100% of the constituents of the S&P 500®, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the S&P 500® above the exercise prices of such options, but will continue to bear the risk of declines in the value of the S&P 500®. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

•Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

•Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active

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NEOS S&P 500® High Income ETF

trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

•Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

•Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

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NEOS S&P 500® High Income ETF

Information Technology Sector Risk. Because the S&P 500® Index has been concentrated in the information technology sector, the Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Reference Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third- party service providers.

Performance

The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.neosfunds.com or by calling 833-833-1311.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	06/30/2023	7.33%
Worst Quarter:	9/30/2023	-2.57%

The Fund’s calendar year-to-date return as of the most recent fiscal quarter, which ended August 31, 2024, was 14.50%.

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NEOS S&P 500® High Income ETF

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2023)

	One-Year	Since Inception (8/30/2022)
Return Before Taxes	18.41%	10.25%
Return After Taxes on Distributions (No Load)	17.01%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	11.50%	7.60%
CBOE S&P 500® BuyWrite Monthly Index – BXM*	11.82%	7.17%
S&P 500® Index**	26.29%	15.32%

*The CBOE S&P 500® BuyWrite Monthly Index – BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500® index call options. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

**The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

NEOS Investment Management, LLC

Portfolio Manager Bio

Garrett Paolella, Managing Partner and Portfolio Manager of the Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Adviser

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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NEOS S&P 500® High Income ETF

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act file no. 811-23645.